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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21900
                                    ---------

                            RIC COINVESTMENT FUND LP
               (Exact name of Registrant as specified in charter)

1345 Avenue of the Americas, 46th Floor, New York, NY                10105
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      (Address of principal executive offices)                      (Zip code)

  Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
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                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 798-6100
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Date of fiscal year end:  December 31
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Date of reporting period:  June 30, 2006
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ITEM 1. REPORTS TO STOCKHOLDERS.

RIC Coinvestment Fund LP (the "Registrant") was originally formed on May 3, 2006, and its formation documents were amended on May 8, 2006, as a Delaware limited partnership and operates as a closed-end, non-diversified management registered investment company under the Investment Company Act of 1940 (the "Act"). The Registrant has been organized for the purpose of seeking capital appreciation and current income by directly or indirectly acquiring interests in Brookdale Senior Living Inc. and other investments.

The Registrant was not capitalized and had no operations during the period ended June 30, 2006.

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RIC COINVESTMENT FUND LP
Supplemental Information (Unaudited)

I. Board of Directors Information

There was no remuneration paid by the Registrant to its directors during the period January 1 to June 30, 2006.

The Statement of Additional Information includes additional information about directors and is available upon request without charge by calling collect (212) 798-6100.

II. Proxy Voting

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 798-6100, and (ii) on the SEC's website at http://www.sec.gov.

III. Portfolio Holdings

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q will be available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Registrant had no investments as of June 30, 2006.


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ITEM 2. CODE OF ETHICS.

Not required for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

The Registrant had no investments as of June 30, 2006.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not required for semi-annual reports.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There have not been any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant's internal controls over financial reporting.

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ITEM 12. EXHIBITS.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.

(b) Certification pursuant to Rule 30a-2(b) under the Act.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIC Coinvestment Fund LP

By:  /s/ Jeffrey Rosenthal
     ------------------------------
Name:  Jeffrey Rosenthal
Title:  Chief Financial Officer
Date:    September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Wesley R. Edens
     ------------------------------
Name:  Wesley R. Edens
Title:   Chief Executive Officer
Date:    September 8, 2006

By:  /s/ Jeffrey Rosenthal
     ------------------------------
Name:  Jeffrey Rosenthal
Title:   Chief Financial Officer
Date:    September 8, 2006


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